UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)            June 22, 2007
LAND O’LAKES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	333-84486	41-0365145

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4001 Lexington Avenue North
Arden Hills, Minnesota		55126

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(651) 481-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b)).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE/ELECTION OF DIRECTORS
SIGNATURES

ITEM 5.02 DEPARTURE/ELECTION OF DIRECTORS
     At a meeting held on June 21, 2007, the Board of Directors of Land O’Lakes, Inc., a Minnesota cooperative corporation (the “Company”,) accepted the resignation of Gordon Hoover. Mr. Hoover joined the Board in 1997 and served in various capacities, most recently as Chair of the Dairy Foods Advisory Committee. Mr. Hoover is in the process of selling his dairy operation in Pennsylvania, an action which, when complete, will disqualify him from serving on the Company’s Board. Mr. Hoover has accepted a position on the Company’s milk procurement staff and will begin his employment later this year.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAND O’LAKES, INC.
Date: June 25, 2007	/s/ Daniel Knutson
Daniel Knutson
Senior Vice President & Chief Financial Officer